INVENTORIES	12 Months Ended
Dec. 31, 2025
INVENTORIES
INVENTORIES

8.   INVENTORIES

Inventories, all recognized at net realizable value, consist of:

	2024	2025
SIM cards and prepaid vouchers	676	457
Others (each below Rp100 billion)	480	504
Total	1,156	961
Provision for obsolescence	(60)	(60)
Net	1,096	901

Management believes the provision is adequate to cover losses from the decline in inventory value due to obsolescence.

The inventories recognized as expenses included in operations, maintenance, and telecommunication service expenses in 2023, 2024 and 2025 amounted to Rp797 billion, Rp584 billion, and Rp532 billion, respectively (Note 26).

There were no inventories pledged as collateral under lending agreements as of December 31, 2024 and 2025.